SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                        Date of Report: December 16, 2003



                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



                           Commission File No. 0-10772


         Virginia                                                54-0846569
(State or other jurisdiction of                       (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                      21046-2306
(Address of principal executive office)                          (Zip Code)



Registrant's telephone number, including area code:          (301) 939-7000

                                ESSEX CORPORATION



ITEM 5.    OTHER EVENTS.

         On December 16, 2003, Essex Corporation closed on the public offering and sale of 4,000,000 shares of its common stock at a price of $8.50 per share. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and in connection with the closing of the public offering referenced above, Essex is filing cautionary risk factor statements identifying important factors that could cause Essex's actual results to differ materially from those expressed or implied in forward-looking statements made by or on behalf of Essex. These statements amend and supersede prior cautionary risk factor statements contained in filings by Essex to the extent that they are inconsistent with those statements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (99)    Additional Exhibits

             99.1 Cautionary Risk Factor Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ESSEX CORPORATION




                               /S/ JOSEPH R. KURRY, JR.
                               -------------------------------------
DATE:  December 16, 2003       Joseph R. Kurry, Jr.
                               Sr. Vice President, Treasurer and
                               Chief Financial Officer